Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT

I, Edmund P. Segner, III, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Annual Report on Form 10-K of EOG Resources, Inc., a Delaware Corporation (the "Company"), for the year ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2007

/s/ EDMUND P. SEGNER, III
Edmund P. Segner, III
Senior Executive Vice President and Chief of Staff
(Principal Financial Officer)